UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 6, 2013

GOOGLE INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50726	77-0493581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 Amphitheatre Parkway
Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 253-0000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to Google's stockholders at the 2013 Annual Meeting of Stockholders held on June 6, 2013:

1.	The election of 10 directors to hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified.

2.	The ratification of the appointment of Ernst & Young LLP as Google's independent registered public accounting firm for the fiscal year ending December 31, 2013.

3.	A stockholder proposal regarding a report on lead batteries in Google's supply chain.

4.	A stockholder proposal regarding equal shareholder voting.

5.	A stockholder proposal regarding executive stock retention.

6.	A stockholder proposal regarding succession planning.

For more information about the foregoing proposals, see Google's definitive proxy statement dated April 24, 2013.

Holders of the shares of Class A common stock are entitled to one vote per share and holders of the shares of Class B common stock are entitled to 10 votes per share. Holders of the shares of Class A common stock and holders of the shares of Class B common stock voted together as a single class on all matters (including the election of directors) submitted to a vote of stockholders at this annual meeting.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

1.	Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Larry Page	729,920,713	3,510,135	26,365,754
Sergey Brin	729,498,968	3,931,880	26,365,754
Eric E. Schmidt	729,048,944	4,381,904	26,365,754
L. John Doerr	712,768,751	20,662,097	26,365,754
Diane B. Greene	730,870,337	2,560,511	26,365,754
John L. Hennessy	705,210,641	28,220,207	26,365,754
Ann Mather	708,117,190	25,313,658	26,365,754
Paul S. Otellini	713,471,666	19,959,182	26,365,754
K. Ram Shriram	729,056,013	4,374,835	26,365,754
Shirley M. Tilghman	721,503,754	11,927,094	26,365,754

The 10 nominees were elected to Google's Board of Directors and will serve as directors until Google's next annual meeting or until their respective successors are duly elected and qualified.

2.	Ratification of Appointment of Ernst & Young LLP as Google’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2013

The results of the voting were 754,873,121 votes for, 4,274,938 votes against, and 648,543 abstentions. There were no broker non-votes on this matter. The appointment of Ernst & Young LLP as Google's independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified.

3.	Stockholder Proposal Regarding a Report on Lead Batteries in Google's Supply Chain

The results of the voting were 51,170,378 votes for, 640,960,869 votes against, 41,299,601 abstentions, and 26,365,754 broker non-votes. The stockholder proposal was not approved.

4.	Stockholder Proposal Regarding Equal Shareholder Voting

The results of the voting were 180,758,723 votes for, 551,282,594 votes against, 1,389,531 abstentions, and 26,365,754 broker non-votes. The stockholder proposal was not approved.

5.	Stockholder Proposal Regarding Executive Stock Retention

The results of the voting were 53,794,286 votes for, 678,450,793 votes against, 1,185,769 abstentions, and 26,365,754 broker non-votes. The stockholder proposal was not approved.

6.	Stockholder Proposal Regarding Succession Planning

The results of the voting were 51,605,806 votes for, 680,784,265 votes against, 1,040,777 abstentions, and 26,365,754 broker non-votes. The stockholder proposal was not approved.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOGLE INC.

Date: June 11, 2013	/s/ Kent Walker
Kent Walker Senior Vice President and General Counsel